SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) November 14, 2005
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                             Jaco Electronics, Inc.
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             (Exact name of Registrant as specified in its charter)


                  New York              001-05896         11-1978958
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           (State or other jurisdiction (Commission     (I.R.S. Employer
               of incorporation)        File Number)    Identification No.)


                   145 Oser Avenue, Hauppauge, New York 11788
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               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (631) 273-5500
                                                           ---------------------


                                 Not Applicable
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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Item 5.02.    DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF
              DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

                  (b) On November 14, 2005, Joseph F. Hickey, Jr., a director of Jaco Electronics, Inc. (the "Company") since May 1997, informed the Company that, due to personal time constraints, he would not stand for re-election to the Board of Directors of the Company at the Company's next annual meeting to be held on December 15, 2005.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  November 16, 2005        JACO ELECTRONICS, INC.


                               By: /s/ Jeffrey D. Gash
                                   -------------------------------------------
                               Name: Jeffrey D. Gash
                               Title:   Executive Vice President